SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report November 3, 2003



                             ANNAPOLIS BANCORP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

             Maryland                    000-22961                52-1595772
-----------------------------------  ----------------           -------------
  (State or other jurisdiction of   (Commission File No.)      (IRS Employer
           incorporation)                                 Identification Number)


                  1000 Bestgate Road, Annapolis, Maryland 21401
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              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  (410) 224-4455
                                                      -------------


                                 Not Applicable.
                                 --------------
          (Former name or former address, if changed since last report)









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Item 7.       Financial Statements and Exhibits.
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              (c) Exhibits

                    Exhibit 99.1 - Press Release of Annapolis Bancorp, Inc.



Item 9. Regulation FD Disclosure and Item 12 Disclosure of Results of Operations and Financial Condition.
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              The following information is furnished pursuant to Item 9,
"Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition."

              On October 31, 2003, Annapolis Bancorp, Inc. issued a press release announcing its earnings for the three and nine months ended September 30, 2003. The information contained in the press release, which is attached as
Exhibit 99.1 to this Form 8-K, is incorporated herein by reference.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                             ANNAPOLIS BANCORP, INC.


Dated: November 3, 2003

                             /s/ Richard M. Lerner
                             ---------------------------------------------------
                             Richard M. Lerner,
                             Chief Executive Officer